SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) - March 6, 2000

                                 HSB Group, Inc.
             (Exact name of registrant as specified in its charter)

         Connecticut                     001-13135           06-1475343
      (State or other                    (Commission         (IRS Employer
     jurisdiction of incorporation)      File Number)         Identification
                                                              No.)

       One State Street, Hartford, Connecticut              06102-5024
      (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code - (860-722-1866)




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Item 5.  Other Events

On March 6, 2000, HSB Group, Inc. (the "Company") issued a press release announcing that Richard H. Booth has been elected chairman of the board of the company effective March 3, 2000. Included herewith as Exhibit 99 is the Company's press release related to this announcement and such information is incorporated herein by reference.


Item 7.  Exhibits.

99. Press release dated March 6, 2000 announcing that Richard H. Booth has been elected chairman of the board of the company effective March 3, 2000.



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Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                      HSB Group, Inc.


Dated:  March 6, 2000                                /s/ R. Kevin Price
                                                         R. Kevin Price
                                                         Senior Vice President
                                                         and Corporate Secretary